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                                                                      EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

      In connection with this Quarterly Report on Form 10-Q of VitalWorks Inc. (the "Company") for the quarter ended September 30, 2004 (the "Report"), the undersigned, Stephen N. Kahane, Chief Executive Officer of the Company, and Joseph D. Hill, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that to our knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /s/ Stephen N. Kahane           November 9, 2004
                                ------------------------------------------------
                                Stephen N. Kahane                           Date
                                Chief Executive Officer

                                /s/ Joseph D. Hill              November 9, 2004
                                ------------------------------------------------
                                Joseph D. Hill                              Date
                                Chief Financial Officer